Investment Portfolio	as of January 31, 2020 (Unaudited)

DWS Latin America Equity Fund

	Shares	Value ($)
Equity Securities 97.7%
Argentina 9.8%
Banco Macro SA (ADR)	63,162	1,937,178
Cablevision Holding SA (GDR)*	379,218	2,277,491
Globant SA*	129,594	15,901,184
Grupo Clarin SA B, (GDR) (REG S)*	112,076	148,752
Grupo Financiero Galicia SA (ADR)	360,504	5,173,232
Grupo Supervielle SA (ADR) (a)	585,000	1,690,650
Pampa Energia SA (ADR)* (a)	470,446	6,195,774
(Cost $42,786,364)		33,324,261
Brazil 71.3%
Afya Ltd. "A"*	122,227	3,649,698
Anima Holding SA	553,826	4,773,203
B2W Cia Digital*	306,852	5,101,542
B3 SA - Brasil Bolsa Balcao	1,372,000	15,441,648
Banco Bradesco SA (Preferred)	507,000	3,893,716
Banco do Brasil SA	1,116,000	12,649,008
Banco Inter SA (Units)	509,246	5,606,629
BRF SA*	983,500	7,015,814
C&A Modas Ltd.	3,152,543	11,778,053
Centrais Eletricas Brasileiras SA	165,547	1,516,077
Centrais Eletricas Brasileiras SA (ADR)*	33,891	310,373
Centrais Eletricas Brasileiras SA "B", (Preferred)	156,904	1,497,377
Centrais Eletricas Brasileiras SA (Preferred)	32,121	306,540
Cia Siderurgica Nacional SA	1,970,000	5,934,012
Cogna Educacao	1,530,000	4,151,357
Construtora Tenda SA	1,390,828	11,620,003
Gafisa SA*	1	2
Gerdau SA (Preferred)	3,695,000	17,299,012
Grupo SBF SA*	943,601	8,692,164
Lojas Renner SA	500,000	6,707,374
Magazine Luiza SA	1,570,934	20,468,434
Natura & Co. Holding SA	1,543,627	17,149,809
Ouro Fino Saude Animal Participacoes SA	43,572	427,214
Petroleo Brasileiro SA (ADR)	141,450	1,995,860
Petroleo Brasileiro SA (ADR) (Preferred)	125,702	1,665,552
Raia Drogasil SA	458,678	13,304,297
Vale SA	1,579,000	18,534,612
Vale SA (ADR)	115,000	1,348,950
WEG SA	2,445,265	22,502,193
XP, Inc. "A"*	403,616	16,201,146
(Cost $165,804,826)		241,541,669
Chile 3.4%
Banco Santander Chile	9,350,000	459,915
Banco Santander Chile (ADR)	140,000	2,805,600
Embotelladora Andina SA "B", (Preferred)	984,286	2,549,913
Itau CorpBanca	441,885,335	2,121,471
S.A.C.I. Falabella	932,669	3,649,254
(Cost $18,349,435)		11,586,153
Colombia 3.0%
Bancolombia SA (ADR)	98,000	5,142,060
Grupo de Inversiones Suramericana SA	524,111	4,903,962
Grupo de Inversiones Suramericana SA (Preferred)	6,964	56,812
(Cost $13,622,185)		10,102,834
Mexico 6.7%
Corporativo Fragua SAB de CV	176,000	2,254,082
Fomento Economico Mexicano SAB de CV (ADR)	13,500	1,217,295
Fomento Economico Mexicano SAB de CV (Units)	1,537,000	13,858,257
Regional SAB de CV	959,770	5,465,896
(Cost $24,570,511)		22,795,530
Peru 3.5%
InRetail Peru Corp. 144A (Cost $5,867,546)	315,000	11,844,000
Total Equity Securities (Cost $271,000,867)		331,194,447
Securities Lending Collateral 2.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.49% (b) (c) (Cost $7,934,707)	7,934,707	7,934,707
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 1.59% (b) (Cost $185,077)	185,077	185,077
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $279,120,651)	100.1	339,314,231
Other Assets and Liabilities, Net	(0.1)	(446,075)
Net Assets	100.0	338,868,156

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended January 31, 2020 are as follows:

Value ($) at 10/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 1/31/2020	Value ($) at 1/31/2020
Securities Lending Collateral 2.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.49% (b) (c)
15,035,808	—	7,101,101(d)	—	—	11,415	—	7,934,707	7,934,707
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 1.59% (b)
214,152	28,603,790	28,632,865	—	—	5,413	—	185,077	185,077
15,249,960	28,603,790	35,733,966	—	—	16,828	—	8,119,784	8,119,784

*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2020 amounted to $7,371,310, which is 2.2% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended January 31, 2020.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At January 31, 2020 the DWS Latin America Equity Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral
Financials	83,548,923	25%
Consumer Discretionary	80,591,084	24%
Consumer Staples	69,193,467	21%
Materials	43,116,586	13%
Industrials	22,502,193	7%
Information Technology	15,901,184	5%
Utilities	9,826,141	3%
Energy	3,661,412	1%
Communication Services	2,426,243	1%
Health Care	427,214	0%
Total	331,194,447	100%

Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$30,898,018	$2,426,243	$—	$33,324,261
Brazil	241,541,669	—	—	241,541,669
Chile	2,805,600	8,780,553	—	11,586,153
Colombia	10,102,834	—	—	10,102,834
Mexico	22,795,530	—	—	22,795,530
Peru	11,844,000	—	—	11,844,000
Short-Term Investments (e)	8,119,784	—	—	8,119,784
Total	$328,107,435	$11,206,796	$—	$339,314,231

(e)	See Investment Portfolio for additional detailed categorizations.